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                                                       PROMISSORY NOTE
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       Principal           Loan Date          Maturity     Loan No     Call/Coll         Account         Officer       Initials
      $615,191.55          02-24-2005        03-24-2008   200505006      .4A0                             JKLElN
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
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
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
  Borrower: Oragenics, Inc {TIN:   59-3410522]   Lender: Merchants & Southern Bank
            13700 Progress Boulevard                     Commercial Loans
            Alachua, FL  32615                           3631 N Main Street
                                                         Gainesville, FL  32609
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    Principal Amount: $615,191.55 Date of Note: February 24, 2005 PROMISE TO
    PAY. Oragenics, Inc ("Borrower") promises to pay to Merchants & Southern
    Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Hundred Fifteen Thousand One Hundred Ninety-one
    & 55/100 Dollars ($615,191.55), together with interest on the unpaid principal balance from February 24, 2005. until paid in full. The interest rate will not increase above 17,750%.

    PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule: one interest payment on March 24, 2005, with interest calculated on the unpaid principal balances at an interest rate based on the Prime rate as published in the Wall Street Journal (currently 5.500%), plus a margin of
    1.000 percentage points, resulting in an initial interest rate of 6.500%; 35 monthly consecutive principal and interest payments in the initial amount of $18,883.89 each, beginning April 24, 2005, with interest calculated on the unpaid principal balances at an interest rate based on the Prime rate as published in the Wail Street Journal (currently 5.500%), plus a margin of
    1.000 percentage points, resulting in an initial interest rate of 6.500%; and one principal and interest payment of $18,883.85 on March 24, 2008, with interest calculated on the unpaid principal balances at an interest rate based on the Prime rate as published in the Wall Street Journal (currently 5.500%), plus a margin of 1.000 percentage points, resulting in an initial interest rate of 6.500%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

    VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the Wall Street Journal line "Index"}. The Index is not necessarily the lowest rate charged by Lender on its loans, if the Index becomes unavailable during the term of this loan. Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.500% per annum. The interest rate or rates to be applied to the unpaid principal balance of this Note will be the rate or rates set forth herein in the "Payment" section. Notwithstanding any other provision of this Note, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. Notwithstanding the foregoing, the variable interest rate or rates provided for in this Note will be subject to the following minimum and maximum rates. NOTICE: Under no circumstances will the effective rate of interest on this Note be less than 5.750% per annum or more than (except for any higher default rate shown below) the lesser of 17.750% per annum or the maximum rate allowed by applicable law. Whenever increases occur in the interest rate. Lender, at its option, may do one or more of the following:
    (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity dote, (8) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

   PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to; Merchants & Southern Bank, P 0 Box 5278 Gainesville, FL 32627-5278,

   LATE CHARGE, If a payment is 10 days or more late. Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $2.00, whichever is greater.

   INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law.

   DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

        Payment Default. Borrower fails to make any payment when due under this Note.

        Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

        False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

        Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

        Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party at any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note, in the event of a death. Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

        Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

        Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

        Insecurity. Lender in good faith believes itself insecure.

        Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured If Borrower, after receiving written notice from Lender demanding cure of such default; (1) cures the default within fifteen
        (I5) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

   LENDER'S RIGHTS. Upon default. Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

   ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay

                                 PROMISSORY NOTE

Loan No: 200505006                  (Continued)                          Page 2
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Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction!, and appeals. If not prohibited by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here ________ )

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Florida.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Alachua County, State of Florida.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $31.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account!. This includes all accounts Borrower holds jointly with someone else and ail accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze ail such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by All furniture, fixtures and equipment as more fully described in a Commercial Security Agreement of even date herewith.

DISHONORED ITEM FEE. The dishonored item fee listed above is subject to change from time to time. Please refer to our Miscellaneous Service Charges Brochure for the most current fee.

______ (INITIALS) DEMAND PROVISION. If the Replacement Therapy A2JM Phase I Clinical study is terminated due to an adverse event, the borrower agrees to repay the loan within 30 days of the termination.

FINANCIAL REPORTS:. Borrower shall provide Lender with annual Tax Returns and Financial Statements as soon as they become available, but in no event later than 120 days after the end of each fiscal year.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would t 0 0 in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:



ORAGENICS, INC

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
By: /s/ Mento Soponis                                 By: /s/ Paul A. Hassie
    ------------------------------------------            ---------------------------------------------------------
    Mento Soponis, President of Oragenics, Inc            Paul A. Hassie, Chief Financial Officer of Oragenics, Inc
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